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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 16, 2001


             CHASE MANHATTAN CREDIT CARD MASTER TRUST, SERIES 1996-3
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             (Exact name of registrant as specified in its charter)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                             (Sponsor of the Trust)


         United States                33-40006                    22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


          200 White Clay Center Drive, Newark, DE              19711-5466
          ---------------------------------------------       -----------
          (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5050



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Item 5.  Other Events:


         Chase Manhattan Credit Card Master Trust is the issuer of 1 outstanding series of asset backed certificates. The asset-backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

         On April 16, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the Series 1996-3 certificates. Chase USA furnished a copy of the monthly certificateholders' report required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits        Description
                  --------        -----------

                  20.1            Monthly Certificateholders' Statements with
                                    respect to the April 16, 2001 distribution.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 27, 2001

                            Chase Manhattan Credit Card Master Trust,

                            By: Chase Manhattan Bank USA, N.A.,
                                  as Servicer



                             By: /s/ Patricia Garvey
                                 -----------------------------
                                 Name: Patricia Garvey
                                 Title: Vice President



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                                INDEX TO EXHIBITS



Exhibit No.                 Description
-----------                 -----------
20.1                        Monthly Certificateholders' Statement with respect
                            to the April 16, 2001 distribution to
                            Certificateholders for Series 1996-3